EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2004 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Richard J. Campo

Signature

Richard J. Campo

Print Name

Dated: March 14, 2005

EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2004 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ D. Keith Oden

Signature

D. Keith Oden

Print Name

Dated: March 14, 2005

EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden and Richard J. Campo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2004 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Dennis M. Steen

Signature

Dennis M. Steen

Print Name

Dated: March 14, 2005

EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2004 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ William R. Cooper

Signature

William R. Cooper

Print Name

Dated: March 14, 2005

EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2004 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ George A. Hrdlicka

Signature

George A. Hrdlicka

Print Name

Dated: March 14, 2005

EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2004 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Scott S. Ingraham

Signature

Scott S. Ingraham

Print Name

Dated: March 14, 2005

EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2004 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Lewis A. Levey

Signature

Lewis A. Levey

Print Name

Dated: March 14, 2005

EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2004 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ F. Gardner Parker

Signature

F. Gardner Parker

Print Name

Dated: March 14, 2005

EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2004 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Steven A. Webster

Signature

Steven A. Webster

Print Name

Dated: March 14, 2005

EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2004 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ William B. McGuire, Jr.

Signature

William B. McGuire, Jr.

Print Name

Dated: March 14, 2005

EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2004 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ William F. Paulsen

Signature

William F. Paulsen

Print Name

Dated: March 14, 2005